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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       May 3, 1996
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                             Iroquois Bancorp, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         New York                      0-18301           16-1351101
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   (STATE OR OTHER JURISDICTION    (COMMISSION          (IRS EMPLOYER
         OF INCORPORATION)         FILE NUMBER)         IDENTIFICATION NO.)

 115 Genesee Street, Auburn, New York                       13021
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


Registrant's telephone number, including area code    315 252-9521
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                                      N.A.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On May 3, 1996, Cayuga Savings Bank ("Cayuga"), a wholly-owned subsidiary of Iroquois Bancorp, Inc. ("Registrant") consummated the transactions contemplated by the Purchase and Assumption Agreement dated December 28, 1995 between Cayuga and OnBank & Trust Co., a New York State chartered bank and trust company ("OnBank") whereby Cayuga acquired three branches of OnBank's operations, those located in Moravia, Cayuga County, New York; Lansing, Tompkins County, New York; and Lacona, Oswego County, New York (the "Branches").

     In the transaction, Cayuga acquired certain assets and assumed certain liabilities of OnBank with respect to the Branches and will continue to operate the Branches as part of Cayuga Savings Bank. The assets included real property located at the Moravia and Lacona Branches, cash on hand in the Branches, loans, rights with respect to security instruments, loan agreements, deposit agreements, overdrafts, safe deposit box rental agreements, and other agreements or arrangements between OnBank and its customers and a leasehold interest on the premises at the Lansing Branch. The assets also included fixtures, leasehold improvements, furnishings, vaults, equipment (excluding certain computer equipment to be retained by OnBank), supplies, and personal property ordinarily maintained at the Branches owned or subject to lease by OnBank. Cayuga has also assumed liabilities for all deposit accounts, lease obligations, lines of credit, responsibilities with respect to customer safe deposit boxes and responsibilities with respect to individual retirement accounts (IRA's).

     The purchase price for the acquisition was calculated, as follows: A premium of 6.50% for the outstanding balance of the deposit accounts; $150,000 for the real property at the Lacona Branch and $320,000 for the real property at the Moravia Branch, based upon the fair market value determined by an independent appraiser; the dollar amount equal to the outstanding principal balance plus accrued interest and any charges, fees, or penalties due and owing with respect to loans and lines of credit; and $50,000.00 for the tangible personal property. The exact dollar amount of the purchase price will not be known until preparation of the final closing statement that will be prepared no later than June 2, 1996. An amendment to this Current Report on Form 8-K will be filed subsequent to the final closing statement to report the purchase price of the acquisition as determined by the final closing statement.

     As a result of the acquisition, Cayuga will expand its geographic market into additional regional locations in upstate New York not currently being served by Cayuga but consistent with its strategic plan of providing local community banking services to appropriate upstate New York markets.

     The description of the transaction contained herein is qualified in its entirety by reference to the Purchase and Assumption Agreement dated as of December 28, 1995 by and between Cayuga and OnBank, a copy of which is attached hereto as Exhibit (2) and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 18, 1996.

     (b)  Pro Forma Financial Information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b) in accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 18, 1996.

     (c)  Exhibits

          The Exhibits to this report include the following:

     Exhibit Number                     Exhibit Description
     ---------------                    -------------------

          2         Purchase and Assumption Agreement dated December 28, 1995.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IROQUOIS BANCORP, INC.


Date:  May  20 , 1996               By: /s/ Marianne R. O'Connor
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                                        Marianne R. O'Connor
                                        Chief Financial Officer & Treasurer

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